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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: July 26, 2002



                               i-STAT CORPORATION

                                 --------------

             (Exact name of registrant as specified in its charter)


              Delaware                 0-19841             22-2542664
              -------                  -------             ----------
      (State or other jurisdiction of (Commission        (I.R.S. Employer
      incorporation or organization)    file number)     Identification No.)

                104 WINDSOR CENTER DRIVE, EAST WINDSOR, NJ 08520
              (Address of principal executive offices) (Zip code)

                                 (609) 443-9300
              (Registrant's telephone number, including area code)


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Item 5. Other Events

               On July 25, 2002, i-STAT Corporation (the "Company") issued a press release disclosing that the Company will, on January 1, 2004 following the conclusion of its current marketing and distribution agreement with Abbott Laboratories, resume direct distribution of i-STAT products. The full text of the press release is set forth in Exhibit 99.1 which is attached hereto and is incorporated by reference into this report.

               On July 25, 2002, the Company issued a press release disclosing its financial results for the second quarter of 2002. The full text of the press release is set forth in Exhibit 99.2 which is attached hereto and is incorporated by reference into this report.

Item 7. Exhibits.

(c) Exhibits

Item No.       Exhibit List

99.1 Press release dated July 25, 2002 announcing the termination of the Abbott marketing and distribution agreement.

99.2           Q2 2002 earnings press release dated July 25, 2002.
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                                   SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934,
i-STAT Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        i-STAT CORPORATION
                                        By:

                                        /s/ Lorin J. Randall
                                        --------------------
                                        Lorin J. Randall
                                        Senior Vice President of Finance,
                                        Treasurer and Chief Financial Officer


Date: July 26, 2002